Supplement Dated September 1, 2022
To The Updating Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, RETIREMENT LATITUDES®,
PERSPECTIVE ADVISORS IISM, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®,
JACKSON PRIVATE WEALTH®, PERSPECTIVE L SERIESSM, FIFTH THIRD PERSPECTIVE, and
PERSPECTIVE REWARDS® FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY, and
PERSPECTIVE FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective September 1, 2022, the following changes have been made to "Appendix A: (Funds Available Under the Contract)" of your updating summary prospectus, in order to reflect recent sub-adviser changes:

➢    For the JNL/PPM America Floating Rate Income Fund, Fidelity Institutional Asset Management, LLC ("FIAM LLC") has been added as a sub-adviser.

➢    For the JNL/T. Rowe Price Short-Term Bond Fund, T. Rowe Price Hong Kong Limited and T. Rowe Price International Limited have been added as sub-sub-advisers.
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(To be used with JMV23537USP 04/22, JMV21086USP 04/22, JMV23538USP 04/22, JMV25288USP 04/22, JMV21451USP 04/22, JMV18691USP 04/22, JMV21452USP 04/22, VC5869USP 04/22, JMV8037USP 04/22, JMV8037BEUSP 04/22, JMV18692USP 04/22, JMV7697USP 04/22, VC5890USP 04/22, VC3656USP 04/22, VC4224USP 04/22, FVC4224FTUSP 04/22, JMV8798USP 04/22, JMV9476USP 04/22, JMV16966USP 04/22, JMV9476WFUSP 04/22, VC5995USP 04/22, and JMV2731USP 04/22)

JFV101681 09/22